Exhibit 99.1

             ICR Investor Presentation January 13,2021

       Forward Looking Statements & Non-GAAP Measures  *  Forward-Looking StatementsCertain statements in this presentation constitute “forward-looking” statements, which include any statements related to the novel coronavirus ("COVID-19"), the Freshpet Kitchens Expansion, and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading “Risk Factors” in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward- looking statements.Non-GAAP MeasuresFreshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales, Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus gain (loss) on disposal of equipment, plant start-up expenses, non-cash share-based compensation, launch expense, fees related to equity offerings, COVID-19 expenses, and fees associated with due diligence of new enterprise resource planning ("ERP") software.

       Forward Looking Statements & Non-GAAP Measures (cont.)  *  Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up costs, COVID-19 expenses and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, launch expense, gain (loss) on disposal of equipment, fees related to equity offerings, and fees associated with due diligence of new ERP software..Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company’s operations and, when considered with both the Company’s GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company’s business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company’s calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.Certain of these measures present the company’s guidance for fiscal year 2020, for which the Company has not yet completed its internal or external audit procedures. The Company does not provide guidance for the most directly comparable GAAP measure and similarly cannot provide a reconciliation to such measure without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results.

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             Mission: Awaken the world to a better way of feeding pets          5

       Embed video here    *

Today’s Objectives

- **Share Preliminary 2020 Results**
  - Actual Net Sales result and Adj. EBITDA guidance
  - Strong consumption, distribution, HH penetration and buying rate results
- **Share New Cohort Buying Rate Data**
  - First detailed look at 5 years of buying rate data by cohort
  - In conjunction with rapidly growing HH penetration, adds even greater support for long-term growth opportunity for Freshpet
- **Outline Capacity Plans**
  - Outline quarterly capacity for 2021
  - Highlight opportunities/potential for increased and accelerated capacity expansion

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 Preliminary 2020 Results

2020 highlights

- **Strongest growth since 2015 and accelerating**
  - 30% Net Sales growth for the year with 33% Nielsen Mega-Channel growth
  - Consumption growth accelerated throughout the year – ending with 38% in Q4
  - Strong growth occurred despite out-of-stocks and scaled back advertising investment due to capacity constraints
- **Both HH penetration and buying rate grew strongly**
  - HH penetration grew +24% for the second year in a row and up from 17% in 2018
  - Buying rate grew +7% -- up from 1% growth last year
- **Increasing scale delivered cost leverage**
  - Adj. EBITDA guidance of ~+58% vs. YA

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2020 challenges & opportunities

Challenges

COVID created significant chaos

- Need to rapidly implement numerous new protocols to keep employees safe
- Supply chain interruptions (e.g., ingredients and packaging, warehouse labor)
- Ingredient costs (i.e., beef prices)
- Absenteeism and labor supply issues reduced our production output
- One-month delay in construction of Kitchens 2.0 due to shelter-in-place orders impacted capacity

Opportunities

Consumers' focus on pets grew

- Super premium/ultra-premium pet foods grew rapidly
- Many younger consumers adopted pets for the first time

Lower media costs reduced customer acquisition costs (CAC)

- Continued multi-year trend of continually declining CAC

Customers increased their commitment to multi-fridge programs

- 7 of top 10 customers have at least 40 of their stores with multi-fridge tests/expansions underway

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             We are operating in a difficult labor market that has caused some supply challenges      *

 300,000  380,000370,000360,000350,000340,000330,000320,000310,000  390,000  Jan  Feb  Mar  April  Aug  Sept  Oct  Nov  Dec.  Freshpet ProductionAvg. Pounds/Day  12  Increases in production capacity offset by COVID issues  Pre-COVID  COVID Fear  Kitchens 2.0 Staffing as Back-up  4th Line 24/7  Kitchens South  May June JulyAvg. Scheduled Day Kitchens South Second Shift  Kitchens 2.0 Bag Line  Kitchens 2.0 Roll Line& Incremental StaffingTesting/Quarantine Increase

 6,500,0006,000,000  7,000,000  7,500,000  8,000,000  8,500,000  9,000,000  10,500,00010,000,0009,500,000  11,000,000  1/4/2020  2/4/2020  3/4/2020  4/4/2020  5/4/2020  6/4/2020  7/4/2020  8/4/2020  9/4/2020  10/4/2020  11/4/2020  12/4/2020  Nielsen Mega-Channel Consumption  +35% vs. YA  13  Strong consumption growth vs. YA despite capacity constraints  +28.1% vs. YA  Nielsen Mega-Channel consumption vs. YA:Q4: +38%2020: +33%  Source: Nielsen Mega-Channel Data thru 1/2/21  Capacity constrained by labor shortages

 14  Building meaningful share of the category  10.3  9.4  5.7  5.7  5.8  5.2  4.8  4.8  4.9  4.4  2.6  2.5  2.5  2.3  4wk  52wk  Freshpet $ Share of Wet & Dry Dog10.3 10.4  13wk 26wkFreshpet Share of Wet + Dry DogTotal US Food Total US xAOC Mega-Channel  Pet Superstore  Source: Nielsen Mega-Channel Data thru 12/26/20

Category growth skews heavily towards most premium brands



Price Tier Growth: Wet + Dry + Fresh Dog Food
52 Weeks: Dollar % Change vs. YAG
17.3
-0.1
0.7
-20.1
-9.1
Private Label Wet + Dry
Value Wet + Dry
Premium Wet + Dry Dog Food
Super Premium Wet + Dry
Ultra Premium Wet + Dry + Refrigerated

Source: Nielsen US XAOC Data thru 12/26/20

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 1.75  2.05  2.55  3.15  1.1 4   1 .5 1   1 .97  2.52  0.75  1.25  1.75  2.25  2.75  2020  Freshpet Penetration Growth% of HH’s  2017Total Penetration (%)  2018Core Dog Penetration (%)  2019Total Penetration Trendline  Core Dog Penetration Trendline  +30%  +32%  +28%  +24%  +12%  Adding HH’s quickly  Source: Nielsen HH Panel for the period ending late December 2016-2020  +11%  +24%  +17%  16

 Buying rate growth continues  Source: Nielsen HH Panel for the period ending late December 2017, 2018, 2019, 2020 and company internal data  $98.84  $108.14  $109.35  $116.94  $128.82  $128.94  $127.64  $134.38  $60.00  $70.00  $80.00  $90.00  $100.00  $110.00  $120.00  $130.00  $140.00  2017  2020  Freshpet Buying Rate  2018Total Buying Rate  2019Core Dog Buying Rate  +5%  +7%  +11%  -%  -1%  +7%  +9%  +1%  17

 45.5  45.7 45.7  45.8  46.1  46.4  47.4  47.9  48.2  48.5  48.9  49.3  49.7  49.9  50.2  51.1  52.5  52.8  53.4  54.4  54.5  54.6  54.8  54.9  55.0  55.1  55.3  55.5 55.4 55.5  44.042.0  46.0  48.0  50.0  52.0  54.0  56.0  58.0    Freshpet % ACV  Distribution growth plateaued during COVID crisis  Source: Nielsen Mega-Channel Data thru 12/26/20  COVID Crisis  18

 19  Store count growth limited by COVID; 2nd Fridge growth accelerating  791  2,071  345  1,146  Qtr. Increase  YTD Increase  Net New Stores  Q4 2019  Q4 2020  1,591  2,386  786 795  Total Operating  YTD New  Fridge Upgrades  Q4 2019  Q4 2020  807  705  2,477  1,640  Total Operating  YTD New  Second Fridges  Q4 2019  Q4 2020  21,570  22,716  Q4 2019  Q4 2020  Store Count  Source: Internal company data

 New fridge placements skew heavily to second fridges  Source: Internal company data through December 2020  20  20%  60%  11% 10%  Freshpet Fridge Fleet Distribution by Size(US & Canada Stores)  Small  Medium  Large  2+ Chillers  23%  14%  5%  30%  30%  14%  11%1%  47%  51%  58%  35%  5%  48%  2%21%  5%  2017  2020  New Fridge Installations by Size(US & Canada)  Small  2018Medium  Large  20192 Chillers  3 Chillers

 525  523  517  516  523  546  560  568  571  580  587  584 585  596  600  594  572  587  607  716  538  586  644  701  738  748  743  747  757  745  500.0450.0400.0  550.0  600.0  650.0  700.0  750.0  800.0    Freshpet Velocity$ / $MM ACV  *  Source: Nielsen Mega-Channel Data thru 12/26/20  Velocity growth has surged  COVID Crisis

 647  648  644  640 639  660  687  684  687  682  678  695  706  715  722  731  737  749  762  788  709  739  785  814  826  824  796  803  802  775  550.0  600.0  650.0  700.0  750.0  800.0  850.0    Freshpet Total Distribution Points (TDP)Nielsen Mega-Channel  *  Source: Nielsen Mega-Channel Data thru 12/26/20  Distribution is eroding behind out-of-stocks but 2ndFridges adding TDP’s vs. YA  COVID Crisis

 Q4 2020 e-commerce results:  23  Continued strong growth in e-commerce  33%Last Mile Delivery  56%Click & Collect                11%Online Fresh Delivery            >85% of e- commerce sales go through a Freshpet Fridge in Q4  Net sales +192% vs. YA  e-commerce = 6.1% of sales

 Leading Canadian Customer Total Weekly Sales  Canadian business accelerating post-COVID  24  Latest week +44% vs. YA

 £0  £2,000  £4,000  £6,000  £8,000  £10,000  £12,000  £14,000  £16,000  £18,000  Leading UK Customer Sales By Week  £30,000  £35,000  £40,000  £45,000  £50,000  £55,000  £60,000  £65,000  £70,000  £75,000  £80,000  Leading UK Customer Sales By Week  UK well ahead of YA  Panic Buying  TV  Regular Sales        Latest week +94% vs. YA  Latest week +79% vs. YA  25

 2020 Net Sales & Adj. EBITDA

 Q4 2020 Net Sales: Strong growth constrained by supply limits  27  $65.8  $50.0$40.0$30.0$20.0  $60.0  $70.0  $80.0  $90.0  Q4 2019  Q4 2020  Freshpet Net Sales & Adj. EBITDA Performance$84.5  Net Sales ($ millions)  +27%  +29%

             Post-December guidance snowstorm impacted final net sales results    *

 150,000100,00050,0000  200,000  400,000350,000300,000250,000  450,000    Bethlehem ProductionPacked Pounds  *  Late December Nor’easter left no time to recover lost production  Snowstorm  Christmas  Guidance  Incremental Staffing  New Year  -$1.3 million

 200,376  211,108  157,055  160,416  -  50,000  100,000  150,000  200,000  250,000  12/1-12/7  12/8-12/14  12/15-12/21  12/22-12/28  Freshpet Cases Shipped by Week  Late December Nor’easter snarled roads and logistics systemresulting in lost shipments  *  Snowstorm  Christmas: Closed 2 days  Guidance  -$1.7 million

 $4,000,000$2,000,000$-  $6,000,000  $16,000,000$14,000,000$12,000,000$10,000,000$8,000,000  $18,000,000                                                        Nielsen XAOC Orders, Shipments & Consumption  Carrying a large backlog of orders into Q1 2021  Snowstorm  Drew down trade inventory by an incremental $7-8 million in Q4    Orders Grossed Up  Shipments Gro  ssed Up  Nielsen XAOC Consumption  4 per. Mov. Avg. (Orders Grossed Up)  4 per. Mov. Avg. (Shipments Grossed Up)*  Source: Nielsen Mega-Channel Data thru 12/26/20 and internal company data

Updated 2020 Net Sales & Adj. EBITDA guidance

$ in Millions	Previous	Actual/Est.	Growth vs YA
Net Sales (actual)	**>$320**	**$318.8**	**+30%**
Adjusted EBITDA (est.)	**>$46**	**~$46**	**+58%**

Updated Commentary:

•**Volume cadence:** Strong demand continues but supply was constrained in the back half of Q4 due to COVID testing/quarantines, holidays and weather

•**Advertising investment:** Completed Q4 advertising investment in the US and UK with positive results. Delayed Q1 2021 advertising to begin at the end of January rather than beginning of January and begin at lighter weights.

•**Gross margin:** Q4 adj. gross margin will be hurt by mix shift to bags, increased testing/quarantines that result in lost production, and continued higher cost of beef. Q4 adj. gross margin ~46% range.

•**Add Backs**: COVID-19 related costs accelerated in Q4 due to testing and quarantines; anticipate ~$4 million in total costs for the year.

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 $129.3  $152.4  $193.2  $318.8  2016  2017  2018  2019  2020  Freshpet Net Sales($ millions)  2020: Accelerating growth rate continues  +18%  +27%  $245.9+27%  +14%  25% CAGR  +30%  *

 Capturing scale benefits on bottom line  $17.6  *  $20.3  2017  2018  2019  2020 (est)  Freshpet Adjusted EBITDA($ millions)  +15%  -1%  $29 .1 +43%  ~$46.0+58%

 Growth Opportunity: Penetration and Buying Rate

 In the early stages of accelerating consumer adoption    Take-off  Roger’s Diffusion of Innovation ModelTotal Market Potential  Rate of Consumer Adoption  12% of Prime Prospects using Core Dog products  Current Prime Prospect net sales potential= $2 billion and growing  36

 Demographic trends are working in our favor  11%  34%  26%  26%  2%  Boomer  Builder  27%  31%  22%  18%  2%  Boomer  Builder  58%  Gen Z  Millennial  Gen X  Dog HHs 2025  Gen Z  Millennial  Gen X  Dog HHs Today  45%  37  Source: Idexx, 2019 A&U, APPA

 Addressable market: >20 million HH’s  Prime Prospect Methodology  Consumer ConceptPurchase Interest Among Never UsersTop 2 Box purchase interest  2016  2019  7.5MMDog HHs  20MMDog HH’s  2016  2019  4MM  12MMDefinitely would buy  16MMProbably would buy  28MMDog HH’s  6MM  10MMDog HH’s  3.0x  2.6x  2.6x  38  Source: 2019 A&U

 39  5 million more HH’s by 2025  1,779  1,913  2,177  2,537  3,186  3,558  8,1096,8245,7614,8834,158  2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025  Freshpet HH Penetration('000's HH's)

 1.4  1.6  1.8  2  2.2  2.4  2.6  2.8  3  3.2  $-  $10,000,000  $20,000,000  $30,000,000  $40,000,000  $50,000,000  $60,000,000  $70,000,000  $80,000,000  $90,000,000  $100,000,000  Freshpet HH Penetration & Media Spending  Cumulative Media Spend  Total Penetration  40  Demonstrated track record of driving HH penetration gains via media investment  R2=.983  Source: Nielsen 52-week HH panel through 12/26/20 and internal data

 41  Increasing penetration in all dog HH’s regardless of thesize of the dog or number of dogs in the HH  100  113  130  126  158  147  Freshpet HH’s by # of Dogs*(Index vs 1 dog in 2018)  2018 2019 2020*Source: Numerator Insights, Mini-America, Freshpet shoppers n=2,432 in 2020; Different source than Nielsen HH panel data typically reported thus totals are slightly different. To avoid confusion, we have converted actual numbers to indices to show trends.*Dog Size totals overlap due to multi-dog HHs; ;*Sample size small on Giant dog group  470  416  289  513  467  387  165100 102  584  582  1,026966797  445  1 Dog  2+ Dogs  Giant  Large  Medium  Small  Toy      (100+ lbs)  (56-99 lbs)  (26-55 lbs)  (11-25 lbs)  (under 10 lbs)  Freshpet HH’s by Size of Dog*(Index vs Giant Dog in 2018)

 42  Halfway to our 2025 8 MM HH goal  4.0  4.0  Progress Towards 2025 HH Penetration Goal  Current HH Penetration  2025 Target HH Penetration  Source: Nielsen HH Panel for the period ending 12/26/20

 43  Opportunity to continue growing the buying rate  $117  $630  Buying Rate  Current  Avg. Cost to Feed 30 lb Dog  Source: Nielsen HH Panel Data through 12/26/20 and internal company calculations

 44  Quality & satisfaction drives increasing buying rate  $81.73  $90.29  $96.53  $105.78 $106.65 $112.34  $120.43  $161.58$150.01$139.28$129.42  2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025  Freshpet Buying Rate$/HH/Year    $630 = cost to feed 30 lb. dog/year

 45  Very strong consumer satisfaction  96%  98%  100%  90%  96%  95%  Freshpet Product SatisfactionTop Two Box PercentagesAmong Regular FP Users  FFTK% Agree Completely/Somewhat on Good Value  Rolls Roasted Meals% Extremely/Very Satisfied on Product SatisfactionSource: Freshpet Quality and Satisfaction Study, July 2018

 46  The Freshpet journey begins tentatively – as you would expect with something so different and new  40%  60%  Form Entry    32 OUNCES7%  48 OUNCES2%  72 OUNCES7%  80 OUNCES8%  88 OUNCES6%  96 OUNCES11%  Size Entry  Source: Nielsen Freshpet Behavioral Study – February 2020, Based on FP Dog Food Only  1 lb16 OUNCES18%  1.5 lb24 OUNCES25%  1.75 lb28 OUNCES14%  57%Entered On Small Sizes    40%Bags  60%Rolls

 47%  25%  12%  17%  % HHs  2019 Buying Habits of New Consumers Who Entered in 2018  Super Heavy ($200+)  Heavy ($120-$200)  Regular ($40-$112)  Occasional ($0-$40)  47  More than half of new users become regular users  Source: Nielsen Freshpet Behavioral Study Preview – February 2020  29%  Became Heavy Users  54% Became Regular Users

 48  Buying larger quantities per trip    2.3  3.6  3.002.50  3.50  5.004.504.00  2.00                                                                1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  20  21  22  23  24  25  26  27  28  29  30  Trip Number  Pounds per Household (first 30 trips)  Freshpet Behavioral Study – March 2020

 Moving into larger sizes and higher price points                                                            $7.47  $9.54  $8.50  $10.00  $7.001 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30Trip Number  Price per Unit (first 30 trips)  49  Freshpet Behavioral Study – March 2020

 50  Steady increase in dollars spent per trip    $8.96  $12.11  $9.00  $11.00$10.00  $12.00  $16.00$15.00$14.00$13.00  $8.00$7.001 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30Trip Number  Dollars per Household (first 30 trips)  Freshpet Behavioral Study – March 2020

 100  242  113  266  125  297  263  256  143  335  244  294  163  2016 Cohort  2017 Cohort 2018 Cohort 2019 Cohort  2020 Cohort  Freshpet Core Dog New Buyers - Dollar Buy Rate Evolution(Index vs. 2016 New Buyers)366    Cohort buying rate data confirms significant multi-year growth potential of each new user  +142%  +135%  +14%  +14%  +10%  +13%  +23%  258 +15%  +7%  +105%  -5%  +104%  +28%  -1%  Year 1 Year 2 Year 3 Year 4 Year 5  *  Source: Nielsen New Buyer Analysis, 2020

 100  242  113  266  125  297  263  256  143  366  335  244  294  163  2016 Cohort  2017 Cohort 2018 Cohort 2019 Cohort  2020 Cohort  Freshpet Core Dog New Buyers - Dollar Buy Rate Evolution(Index vs. 2016 New Buyers)    Cohort buying rate data confirms significant multi-year growth potential of each new user  +142%  +14%  +14%  +10%  +13%  +23%  258 +15%  +7%  +105%  -5%  +104%  +28%  +135% -1%  Each new cohort is entering at a >10% higher buying rate than its predecessor  Year 1 Year 2 Year 3 Year 4 Year 5  *  Source: Nielsen New Buyer Analysis, 2020

 100  242  113  266  125  297  263  256  143  366  335  244  294  163  2016 Cohort  2017 Cohort 2018 Cohort 2019 Cohort  2020 Cohort  Freshpet Core Dog New Buyers - Dollar Buy Rate Evolution(Index vs. 2016 New Buyers)    Cohort buying rate data confirms significant multi-year growth potential of each new user  +142%  +135%  +14%  +14%  +10%  +13%  +23%  258 +15%  +7%  +105%  -5%  +104%  +28%  -1%  Each new cohort buys>twice as much in year 2 as they do in year 1  Year 1 Year 2 Year 3 Year 4 Year 5  *  Source: Nielsen New Buyer Analysis, 2020

 100  242  113  125  143  244  163  2016 Cohort  2017 Cohort 2018 Cohort 2019 Cohort  2020 Cohort  Freshpet Core Dog New Buyers - Dollar Buy Rate Evolution(Index vs. 2016 New Buyers)    Cohort buying rate data confirms significant multi-year growth potential of each new user  +142%  +135%  +14%  +14%  +10%  +13%  +7%  -5%  +104%  -1%    366+23%    335    By year 4, each cohort is buying 3X what they bought in year 1                  297      +28%      294  258 +15%  266  263      256  +105%  Year 1 Year 2 Year 3 Year 4 Year 5  *  Source: Nielsen New Buyer Analysis, 2020

 100  242  113  266  125  297  263  256  143  366  335  244  294  163  2016 Cohort  2017 Cohort 2018 Cohort 2019 Cohort  2020 Cohort  Freshpet Core Dog New Buyers - Dollar Buy Rate Evolution(Index vs. 2016 New Buyers)    Cohort buying rate data confirms significant multi-year growth potential of each new user  +142%  +135%  +14%  +14%  +10%  +13%  +23%  258 +15%  +7%  +105%  -5%  +104%  +28%  -1%  Buying rate continues to grow for 5 years  Year 1 Year 2 Year 3 Year 4 Year 5  *  Source: Nielsen New Buyer Analysis, 2020

 100  242  113  125  143  366  335  244  163  2016 Cohort  2017 Cohort 2018 Cohort 2019 Cohort  2020 Cohort  Freshpet Core Dog New Buyers - Dollar Buy Rate Evolution(Index vs. 2016 New Buyers)    Cohort buying rate data confirms significant multi-year growth potential of each new user  +142%  +14%  +14%  +10%  +13%  +23%  +7%  -5%  +104%  297    +28%  294  258 +15%  266  263 256  +105%  +135% -1%  Each new cohort is entering at a >10% higher buying rate than its predecessor  Each new cohort buys>twice as much in year 2 as they do in year 1  By year 4, each cohort is buying >3X what they bought in year 1  Buying rate continues to grow for 5 years  Year 1 Year 2 Year 3 Year 4 Year 5  *  Source: Nielsen New Buyer Analysis, 2020

 57  Buying rate grows even in HH’s with larger dogs  *Source: Numerator Insights, Mini-America, Freshpet shoppers n=2,432 in 2020; Different source than Nielsen HH panel data typically reported thus totals are slightly different. To avoid confusion, we have converted actual numbers to indices to show trends.*Dog Size totals overlap due to multi-dog HHs; ;*Sample size small on Giant dog group  110  131  164  207  10086  150  169  186  188  195  150  207  214  207  Giant (100+ lbs)  Large (56-99 lbs)  Medium (26-55 lbs)  Small (11-25 lbs)  Toy (under 10 lbs)  Freshpet Buying Rate by Size of Dog*(Index vs Giant Dog in 2018)

Conclusions

- **Strong and increasingly efficient ability to drive HH penetration**
  - HH penetration growth accelerating into mid-20% range
  - Penetration remains very low – with significant upside
  - Media investment reduced to fit within capacity constraints; at 12% of sales, we expect stronger growth in penetration
  - CAC has gone down each year for >5 consecutive years
- **Buying rate is growing strongly but is obscured by number of new buyers**
  - Sustained mid-teen buying rate growth for existing users is well in excess of our long-term volume forecasts
  - Buying rate gains continuing for 5 consecutive years is well in excess of our long-term volume forecasts
- **Combined, these two pieces of data suggest the long-term Freshpet opportunity is larger than previously projected**
  - We are not revising 2025 target at this time but planning to protect the high side from a capacity perspective
  - Building plans to deliver the high side if market opportunity is proven

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Capacity

             New capacity: Kitchens 2.0 started up in Q3 2020      *

 Adding staffing to support increasing demand in 2021  $590  $590  $590  $640  $390  $490  $540  $590  Q1  Q2  Q3  Q4  Freshpet Production Capacity2021  Equipment Capacity ($ million/year)  Staffed Capacity ($ million/year)  *

   62  Kitchens 3.0 in Ennis, TX is on track  Phase 1 scheduled to begin production in mid-2022*  *Could pull start-up forward by one quarter through increased investment to meet higher levels of demand

 63  Base plan has aggressive investment to deliver 2025 goals  $110-115 million  Kitchens 2.0  $15 million  Kitchens South  Kitchens 3.0  $315 million  Kitchens South #2  $15-20 million  *also includes maintenance capex, fridges and IT  Kitchens 3.1                  $160-  $230 million**                              2019    2020    2021    2022    2023  2024  2025  Total Capex*  $71 mm    $150-160 mm    ~$300 mm    ~$80 mm  ~$110-140 mm    ~$70-$90 mm  ~$70-$90 mm  ** includes 4 production lines, taking total capacity to $1.3 billion  Low end of range reflects the potential for new technology under development  High end of the range reflects expanding with current line technology

 64  Base plan adds significant capacity with options to both pull forward capacity and add additional capacity  $50  $240  $50  $300  $400  $300$300  $350  $590  $640  $1,340  Kitchens 1.0  Ennis Phase 2  Freshpet CapacityNet Sales Potential  Kitchens South #1 Kitchens 2.0New Capacity  Kitchens South #2 Ennis Phase 1Cumulative Capacity  forward by one quarter with incremental investment$940  Opportunity to add additional capacity at Kitchens SouthOpportunity to pull Ennis

 Capital investments will drive increased profitability  $0.22  $0.25  $0.25  Adj. EBITDA per Cum. $1 Capex$0.31  Adj. EBITDA Per Cum. $1 Capex Phase 1 Phase 2 Phase 3  Phase 4  *

 Maintaining a Strong Balance Sheet  Target: Hold debt to reasonable leverage and only use equity for accelerated growth opportunities beyond current plan  Managing ST Debt Leverage  Treating Equity as “Gold”/ Managing dilution        *

 Summary

 Significant opportunities to grow  46%  54%  Aided Awareness  59  2020 Dog HH’s4  55.5%  44.5%  % ACV Distribution  $630  Buying Rate$117  CurrentAvg. Cost to Feed 30 lb Dog  Aided Awareness UnawareDrive Awareness  Freshpet No FreshpetIncrease Penetration  Increase Frequency of Use & Size of Dog  Available Not AvailableExpand Distribution  68  Source: Nielsen HH Panel data ending 12/26/20, Scanner data through 12/26/20, and Freshpet 2019 A&U

 69  5 million new HH’s leads to $1 billion net sales by 2025    27.2% CAGR

 70  Fortified business model that provides strong competitive insulation    ~75-80% ACV  8mm HH’s  Diverse line-up that is difficult to match  $1.3 billion capacity and cash flow to build more  40,000 Fridges  Significant scale in distribution

 71  Building the foundation for a business with the potential to be >$2 billion in net sales      40,000 highly visible, branded, technology-enabled Fridges in 75-80% ACV      Manufacturing capacity to support at least $1.3 billion of net sales and the organization capability to build more  R&D capability, infrastructure and systems capable ofsupporting a >$2 billion business

           Appa  Thank-you!  72

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